UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2025

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01 Other Events

On February 6, 2025, Comstock Fuels Corporation (“Comstock Fuels”), a subsidiary of Comstock Inc. (the “Company”), executed a non-binding term sheet (“Term Sheet”) with a subsidiary of Marathon Petroleum Corporation (“Marathon”), under which Comstock Fuels and Marathon agreed to negotiate a series of additional agreements, including (1) a simple agreement for future equity under which Marathon will contribute a combination of assets and cash to Comstock Fuels for conversion into equity on the same terms as Comstock Fuels’ planned Series A financing; (2) an offtake agreement under which Marathon will purchase advanced biomass-based intermediates and fuels from Comstock Fuels’ planned commercial demonstration facility; and (3) a joint development agreement under which Marathon will provide support services to Comstock Fuels in exchange for a warrant which creates the option for Marathon to purchase additional equity in Comstock Fuels (collectively, the “Project Agreements”).

The Term Sheet is binding as to its essential business and economic terms until the earlier of (i) such time as Comstock Fuels and Marathon have executed the Project Agreements, after which those executed Project Agreements shall in all respects govern the terms and conditions of the parties’ agreements, or (ii) termination of the Term Sheet if execution of definitive final Project Agreements does not occur on or before June 30, 2025, unless extended by the parties. For avoidance of doubt, according to the Term Sheet, while the parties shall use commercially reasonable efforts to negotiate the Project Agreements in a timely manner, neither party is obligated to execute any Project Agreement if definitive final terms cannot be finalized.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: February 7, 2025	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Executive Chairman and Chief Executive Officer